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                                                                  EX- 99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Lloyd A. Wennlund, President/Chief Executive Officer of Northern Funds (the "Registrant"), certify that:

      1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 3, 2003                        /s/ Lloyd A. Wennlund
     ------------------------                 --------------------------------
                                              Lloyd A. Wennlund, President
                                              (Chief Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

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                                                                  EX- 99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Brian P. Ovaert, Treasurer/Chief Financial Officer of Northern Funds (the "Registrant"), certify that:

      1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 3, 2003                        /s/ Brian P. Ovaert
     ------------------------                 --------------------------------
                                              Brian P. Ovaert, Treasurer
                                              (Chief Financial Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.